                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in this Prospectus.

/s/ KPMG LLP

KPMG LLP
Dallas, Texas

September 10, 1999